EXHIBIT 32.2

Certification of Principal Financial Officer
Pursuant to U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Jay Wolf, Chief Operating Officer and Chief Financial Officer of U.S. Wireless Data, Inc., hereby certify, to my knowledge, that the annual report on Form 10-KSB for the period ending June 30, 2005 of U.S. Wireless Data, Inc. (the "Form 10-KSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of U.S. Wireless Data, Inc.

Dated: September 28, 2005

/s/ Jay Wolf Jay Wolf Chief Operating Officer and Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided by the Registrant and will be retained by the Registrant and shall be furnished to the Securities and Exchange Commission or its staff upon request.